                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                   FORM 8-K
                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 1, 2002


                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    001-12131              13-3873272
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)       Identification No.)

       8100 AMF Drive, Richmond, Virginia                      23111
    (Address of principal executive offices)                (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On February 1, 2002, AMF Bowling Worldwide, Inc. issued a Press Release announcing confirmation of its plan of reorganization. A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit   Description
-------   -----------
99.1      Press Release dated February 1, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      February 5, 2002                   AMF BOWLING WORLDWIDE, INC.

                                    By:    /s/ Christopher F. Caesar
                                           -------------------------
                                           Christopher F. Caesar
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer